UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2025

METAL SKY STAR ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41344	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 River Street, 9th Floor, Hoboken, New Jersey	07030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-721-8789

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, one redeemable warrant, and one right	MSSAU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.001 par value	MSSA	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Ordinary Share at an exercise price of $11.50 per share	MSSAW	The Nasdaq Stock Market LLC
Rights to receive one-tenth (1/10th) of one Ordinary Share	MSSAR	The Nasdaq Stock Market LLC

Item 8.01. Other Events

As previously disclosed, Metal Sky Star Acquisition Corporation, a Cayman Islands business company (the “Company”), requested a hearing before the Nasdaq Hearings Panel (the “Panel”) to present its plan and requested an extension to comply with Nasdaq Listing Rule IM-5101-2(b), i.e. the business combination period requirements for continued listing on The Nasdaq Global Market (“Nasdaq”). The hearing was held on September 19, 2024.

By letter dated October 3, 2024, the Company was notified that the Panel had granted the Company’s request for continued listing on Nasdaq subject to the condition that on or before November 30, 2024, the Company shall obtain the shareholders’ approval to amend its memorandum and articles of association to extend the deadline by which it must complete a business combination pursuant to Nasdaq Listing Rule IM-5101-2.

Subsequently, as approved by its shareholders at the Extraordinary General Meeting which held on November 12, 2024, the Company has filed the amended and restated memorandum and articles of association with the Cayman Islands General Registry on November 13, 2024 which reflected the extension by which the Company has to consummate a business combination up to eight times, each such extension for an additional one-month period, from August 5, 2024 to April 5, 2025.

On February 12, 2025, the Company received a letter from the Office of the General Counsel of Nasdaq dated February 11, 2025 (the “Letter”), notifying the Company that it had regained compliance with Nasdaq Listing Rule IM-5101-2(b). Hence, pursuant to the Letter, Company has demonstrated compliance with all the Nasdaq’s initial listing requirements and therefore the Company’s securities will remain listed on the Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 14, 2025	Metal Sky Star Acquisition Corporation

	By:	/s/ Wenxi He
	Name:	Wenxi He
	Title:	Chief Executive Officer and Director